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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  July 11, 2000


                                 FNB CORPORATION
             (Exact Name of Registrant as Specified in Its Chapter)



                Virginia                                 000-24141                            54-1791618
     (State of other jurisdiction of             (Commission File Number)          (I.R.S. Employer Identification
     incorporation or organization)                                                              No.)


                            -------------------------

                                 105 Arbor Drive
                         Christiansburg, Virginia 24068
                    (Address of principal executive offices)
                         (Registrant's telephone number,
                      including area code): (540-382-4951)


                            -------------------------

          (Former name or former address, if changed since last report)
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Item 5.  Other Events

(a) As explained in the attached press release, FNB Corporation and CNB Holdings, Inc. announced on July 11, 2000 that they have entered into an Agreement and Plan of Merger. Under the terms of the proposed transaction, CNB Holdings, Inc.'s shareholders will receive consideration of $10.60 for each of their shares in the form of cash, stock of FNB Corporation or a combination of cash and stock.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     FNB CORPORATION,
                                                     REGISTRANT




Date:  July 13, 2000               By:  /s/  J. Daniel Hardy, Jr.
                                      ---------------------------
                                        J. Daniel Hardy, Jr.
                                        President and Chief Executive Officer